UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2014

TRANSGENOMIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State or other jurisdiction of incorporation)	(Commission File Number)

91-1789357

(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 7.01 Regulation FD Disclosure.

On July 1, 2014, the Collaboration Agreement between Transgenomic, Inc. (“Transgenomic”) and PDI, Inc., a Delaware corporation d/b/a Interpace Diagnostics, for the promotion of Transgenomic’s CardioPredict test expired automatically pursuant to its terms upon the parties’ completion of phase one under the agreement. Transgenomic management believes that the test continues to have good commercial potential and is evaluating commercialization options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.
July 2, 2014	By	/s/ Mark P. Colonnese
Mark P. Colonnese Executive Vice President and Chief Financial Officer